EXHIBIT 99

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
     makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. Greenwich Capital Markets, Inc.
       is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

      The collateral information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
            Such information supersedes the information in all prior
                        collateral term sheets, if any.


                               WFMBS 05-11 Group 1
                               350MM 30YR JUMBO'A'



PASSTHRU :                   5.50%
GWAC :                       5.84%                     +/- 10 bps
WAM :                        358                       +/- 2 months


WA LTV :                     68%                            +/- 10%
BALANCE :                    550k Avg                      565k max
OCCUPANCY :                  95% Owner Occ                 +/- 5%
TYPE :                       84% SFD/PUD                   +/- 10%
PURPOSE :                    27% Cashout Refi              +/- 10%
GEOGRAPHICS :                39% CA                        +/- 10%
WA FICO :                    747                         +/- 10 pts
INTEREST ONLY :              20% Max


SETTLEMENT :                 10/31/05


                             All numbers approximate


                          [LOGO] RBS Greenwich Capital

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
     makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. Greenwich Capital Markets, Inc.
       is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

      The collateral information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
            Such information supersedes the information in all prior
                        collateral term sheets, if any.


                               WFMBS 05-11 Group 2
                               350MM 30YR JUMBO'A'



PASSTHRU :                   5.50%
GWAC :                       5.84%                     +/- 10 bps
WAM :                        358                       +/- 2 months


WA LTV :                     68%                            +/- 10%
BALANCE :                    550k Avg                       565k max
OCCUPANCY :                  95% Owner Occ                 +/- 5%
TYPE :                       84% SFD/PUD                   +/- 10%
PURPOSE :                    33% Cashout Refi              +/- 10%
GEOGRAPHICS :                39% CA                        +/- 10%
WA FICO :                    747                         +/- 10 pts
INTEREST ONLY :              0%


SETTLEMENT :                 10/31/05



                             All numbers approximate



                          [LOGO] RBS Greenwich Capital